Exhibit 10.4


                      AMENDED AND RESTATED PROMISSORY NOTE


U.S. $492,400.00                                          September 20, 2006

         ON OR BEFORE THE LATER OF THE MATURITY DATE as defined in the Bridge Loan Agreement of even date herewith, OR SEPTEMBER 20, 2008 AND FOR VALUE RECEIVED, the undersigned, Urban Television Network Corporation, the "Borrower", promises to pay to the order of R.J. HALDEN HOLDINGS, INC. (the "Lender"), or holder, the principal sum of FOUR HUNDRED NINETY-TWO THOUSAND AND FOUR HUNDRED AND NO/100 DOLLARS) ($492,400,00) in lawful money of the United States, or if less than such principal amount has been advanced hereunder, the aggregate unpaid principal balance of this Note, with interest thereon in like lawful money, at the rate provided below from the date such principal is advanced until payment in full thereof. This amount represents the aggregate total of prior advances under previous notes of three hundred two thousand five-hundred and no/100 dollars ($302,500.00) which note(s) have been cancelled and restated herein, and the additional advance of one hundred eighty-nine thousand nine-hundred and no/100 dollars ($189,900.00) herein.

         This Note is referred to and is executed and delivered pursuant to the above mentioned Bridge Loan Agreement, dated as of September 20, 2006 (as it may be altered, amended, modified, renewed, replaced, restated, supplemented or otherwise modified from time to time by a writing executed by both Lender and Borrower, hereinafter described herein as the "Loan Agreement"), among the Borrower and the Lender. Capitalized terms not otherwise defined herein, shall have the meanings ascribed thereto in the Loan Agreement. Reference is hereby made to the terms and conditions of the Loan Agreement for a more complete statement of the terms and conditions of the under which the loan evidenced hereby is made and is to be repaid. The Loan Agreement, among other things, provides (a) for the making of Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) the acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and (c) for changes, if any, in the interest rate hereof upon the terms and conditions specified therein.

         The outstanding principal amount hereof (including to the extent permitted by law, on interest thereon not paid when due) shall bear interest from the date made until paid in full in cash at a fixed per annum rate equal to the Interest Rate established in the Loan Agreement of TWENTY PERCENT (20%) PER ANNUM, but not to exceed the Maximum Legal Rate.

         All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed.

         Except as otherwise provided herein, all interest shall accrue in arrears and be payable in lump sum on the Maturity Date.

         No provisions of this Note shall be deemed to establish or require the payment of interest of a rate in excess of the maximum rate permitted by Applicable Law (the "Maximum Legal Rate"). In the event that the interest required to be paid under this the Note exceeds the Maximum Legal rate, the interest required to be paid hereunder or under the Note shall be automatically reduced to the Maximum Legal Rate. If any interest paid exceeds the then applicable interest rate, the excess of such interest over the maximum amount of interest permitted to be charged automatically shall be deemed to reduce the accrued and unpaid fees and expenses due to the Lender under this Note, if any; then to reduce the accrued and unpaid interest, if any; and then to reduce principal of the Loan; the balance of any excess interest remaining after the application of the foregoing, if any, shall be refunded to the Borrower.

         If any of the Obligations owed hereunder are not paid when due (whether by acceleration, on or after the Maturity Date or otherwise), then all of the Obligations shall bear interest at the Default Rate under the Loan Agreement of TWENTY-FIVE PERCENT (25%) PER ANNUM until so paid; and if any other Default or Event of Default occurs, then at the election of the Lender, while any such Default or Event of Default is outstanding, all of the Obligations shall bear interest at the Default Rate applicable thereto. Interest calculated at the Default Rate shall be immediately due and owing and shall accrue and be payable from the date such payment was due to and including the date of payment.

         The Borrower recognizes and agrees that any default in the payment of principal, interest, costs or other sum due hereunder or under any of the other Loan Documents amounts will result in additional losses and expenses to the Lender which are difficult to quantify. Therefore, the Borrower agrees that if Borrower fails to make any payments of principal, interest, costs or any other sum due hereunder or under any of the other Loan Documents within ten (10) Business Days after receipt of written notice that the same is due and payable, then, in addition to any and all other rights and remedies of the Lender hereunder, under the Loan Documents or otherwise at law or in equity, the Borrower shall also pay to the Lender a late payment charge equal to five percent (5%) of the then overdue amount in question as a reasonable estimate of the Lender's losses and expenses due as a result of such overdue amount which late payment charge shall not bear interest if paid within ten (10) Business Days after the date invoiced. The assessment and collection of each such late charge shall be without prejudice to all other rights of the Lender, other than damages to the extent covered by such late payment charge.

         The Note is secured by Security Agreement, perfecting a substituting lien on the Collateral as therein described inferior only to the lien by Westar.

         All payments in respect of this Note shall be made to the Lender at the Borrower's offices at 2707 S. Cooper, Ste. 119, Arlington, Texas 76015, or at such other place as may be designated in writing by the Lender for such purpose in accordance with the terms of the Loan Agreement.

         The principal and all accrued and unpaid interest thereon shall be due and payable in full on or before the Maturity Date. Such payment is subject to earlier acceleration and/or mandatory prepayments as provided in the Loan Agreement. Upon the occurrence of and Event of Default the whole sum of principal and interest then due and owing hereunder shall be immediately due and payable. All payments received hereunder shall be applied in accordance with the terms of the Loan Agreement.

         If this Note is not paid in full when due, the Borrower promises to pay all reasonable costs and expenses of collection and reasonable attorneys' fees and expenses and court costs incurred by the holder hereunder on account of such collection whether or not suit is filed thereon.

         The amounts and rates of all Loans made pursuant hereto and all amounts paid or repaid on this Note shall be indicated on the Lender's books with respect to this Note and, absent manifest error, shall constitute rebuttably presumptive proof of the amounts and dates of such Loans.

         The Borrower waives protest, diligence, presentment, and demand for payment, notice of default or nonpayment, notice of dishonor and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and to the fullest extent permitted by law, all rights to assert any statute of limitations to an action hereunder.

         This Note shall be governed by and construed in accordance with the laws of the state of Texas without reference to conflicts of law principles in the state of Texas.

         IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first written above.



                                       "BORROWER"


                                       Urban Television Network Corporation
                                       /s/ Randy Moseley
                                           -------------
                                           Randy Moseley
                                           -------------
                                           Executive Vice President/CFO
                                           ----------------------------